                                                                  Exhibit 4.1(b)


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                      AMENDED AND RESTATED TRUST AGREEMENT

                                     between

                     MITSUI VENDOR LEASING FUNDING CORP. II

                               as Trust Depositor,

                       MITSUI VENDOR LEASING (U.S.A.) INC.

                                   as Servicer

                                       and

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee




                           Dated as of October 1, 1998


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                                Table of Contents

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                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01.    Capitalized Terms............................................1
SECTION 1.02.    Other Definitional Provisions................................3

SECTION 1.03.    Usage of Terms...............................................3
SECTION 1.04.    Section References...........................................3
SECTION 1.05.    Accounting Terms.............................................3


                                   ARTICLE II
                                  ORGANIZATION


SECTION 2.01.    Name.........................................................3
SECTION 2.02.    Office.......................................................3
SECTION 2.03.    Purposes and Powers..........................................3
SECTION 2.04.    Appointment of Owner Trustee.................................4
SECTION 2.05.    Capital Contribution of Owner Trust Estate...................5
SECTION 2.06.    Declaration of Trust.........................................5
SECTION 2.07.    Liability of Trust Depositor.................................5
SECTION 2.08.    Title to Trust Property......................................5
SECTION 2.09.    Situs of Trust...............................................6
SECTION 2.10.    Representations And Warranties of the Trust Depositor........6
SECTION 2.11.    Federal Income Tax Treatment.................................7


                                   ARTICLE III
                            THE INVESTOR CERTIFICATES

SECTION 3.01.    Initial Ownership............................................7
SECTION 3.02.    The Investor Certificates....................................7
SECTION 3.03.    Execution, Authentication and
                 Delivery of Investor Certificates............................8
SECTION 3.04.    Registration of Transfer and
                 Exchange of Investor Certificates............................8
SECTION 3.05.    Mutilated, Destroyed, Lost or
                 Stolen Investor Certificates.................................9
SECTION 3.06.    Persons Deemed Owners........................................9
SECTION 3.07.    Access to List of Owners' Names and Addresses................9
SECTION 3.08.    Maintenance of Office or Agency.............................10
SECTION 3.09.    Appointment of the IC Paying Agent..........................10
SECTION 3.10.    Definitive Certificates.....................................10
SECTION 3.11.    Restrictions on Transfer....................................11


                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

SECTION 4.01.    Prior Notice to Trust Depositor
                 with Respect to Certain Matters.............................14
SECTION 4.02.    [Reserved]..................................................15
SECTION 4.03.    Action by the Trust Depositor
                 with Respect to Bankruptcy..................................15
SECTION 4.04.    Restrictions on the Trust Depositor's and
                 the Administrator's Power...................................15


                                    ARTICLE V
                                 CERTAIN DUTIES

SECTION 5.01.    [Reserved]..................................................15
SECTION 5.02.    [Reserved]..................................................15
SECTION 5.03.    [Reserved]..................................................15
SECTION 5.04.    [Reserved]..................................................16
SECTION 5.05.    The Internal Revenue Service and Others.....................16
SECTION 5.06.    Signature on Returns; Tax Matters Partner...................16


                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01.     General Authority..........................................16
SECTION 6.02.     General Duties.............................................16
SECTION 6.03.     Action upon Instruction....................................17
SECTION 6.04.     No Duties Except as Specified in
                  this Agreement or in Instructions..........................18
SECTION 6.05.     No Action Except Under Specified
                  Documents or Instructions..................................18
SECTION 6.06.     Restrictions...............................................19


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
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                                   ARTICLE VII
                          CONCERNING THE OWNER TRUSTEE

SECTION 7.01.     Acceptance of Trusts and Duties............................19
SECTION 7.02.     Furnishing of Documents....................................20
SECTION 7.03.     Representations and Warranties.............................20
SECTION 7.04.     Reliance; Advice of Counsel................................21
SECTION 7.05.     Not Acting In Individual Capacity..........................21
SECTION 7.06.     Owner Trustee Not Liable for Notes,
                  Investor Certificates or the Contracts.....................21
SECTION 7.07.     Owner Trustee May Own Notes................................22


                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

SECTION 8.01.     Owner Trustee's Fees and Expenses..........................22
SECTION 8.02.     Indemnification............................................22


                                   ARTICLE IX
                         TERMINATION OF TRUST AGREEMENT

SECTION 9.01.     Termination of Trust Agreement.............................23
SECTION 9.02.     [Reserved].................................................23


                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.01.    Eligibility Requirements for Owner Trustee.................24
SECTION 10.02.    Resignation or Removal of Owner Trustee....................24
SECTION 10.03.    Successor Owner Trustee....................................25
SECTION 10.04.    Merger or Consolidation of Owner Trustee...................25
SECTION 10.05.    Appointment of Co-Trustee or Separate Trustee..............25


                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.01.    Supplements and Amendments.................................27
SECTION 11.02.    No Legal Title to Trust Estate
                  In the Trust Depositor.....................................28
SECTION 11.03.    Limitations on Rights of Others............................28
SECTION 11.04.    Notices....................................................28
SECTION 11.05.    Severability of Provisions.................................28
SECTION 11.06.    Counterparts...............................................28
SECTION 11.07.    Successors And Assigns.....................................29
SECTION 11.08.    [Reserved].................................................29
SECTION 11.09.    No Petition................................................29
SECTION 11.10.    [Reserved].................................................29
SECTION 11.11.    Headings...................................................29
SECTION 11.12.    Governing Law..............................................29
SECTION 11.13.    [Reserved].................................................29
SECTION 11.14.    [Reserved].................................................29
[remainder of this page intentionally left blank]............................29


                                    EXHIBITS

Exhibit A -        Form of Certificate of Trust.............................A-1

Exhibit B -        Form of Investor Certificate.............................B-1
Exhibit C -        Form of Investment Letter................................C-1


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


          This Amended and Restated Trust Agreement dated as of October 1, 1998 between Mitsui Vendor Leasing Funding Corp. II, a Delaware corporation, as Trust
Depositor (the "Trust Depositor"), Mitsui Vendor Leasing (U.S.A.) Inc., as
Servicer (the "Servicer") and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

          WHEREAS, a trust agreement dated as of October 1, 1998 between the Depositor and the Owner Trustee (the "Original Trust Agreement") was entered into on November 5, 1995; and

          WHEREAS, this Trust Agreement is being entered into by the parties hereto to amend and restate the Original Trust Agreement.

                                WITNESSETH THAT:

          In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Owner Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS


          SECTION 1.01. Capitalized Terms. Except as otherwise provided in this Agreement, whenever used in this Agreement the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Agreement: This Amended and Restated Trust Agreement.



          Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code,
12 DEL. CODE Section 3801 ET SEQ., as the same may be amended from time to time.

          Certificate Register and Certificate Registrar: The register mentioned and the registrar appointed pursuant to Section 3.04.


          Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute, substantially in the form of Exhibit A hereto.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.


     Expenses: As defined in Section 8.02.


          Holder: With respect to the Investor Certificate, a Person in whose name an Investor Certificate is registered in the Certificate Register.

          IC Paying Agent: The Indenture Trustee or any other paying agent or co-paying agent appointed pursuant to Section 3.09 and authorized by the Issuer to make payments to and distributions to the Holders of the Investor
Certificates as provided in subsections 4.10(a)(x) and (b)(ix) of the Sale and Servicing Agreement.


     Indemnified Parties: As defined in Section 8.02.


     Investment Letter: An investment letter substantially in the form of Exhibit C hereto.

     Investor Certificate: An Investor Certificate substantially in the form attached as Exhibit B hereto and issued pursuant to Article III hereof.

     Non-U.S. Person: An individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.


     Owner Trustee Corporate Trust Office: The office of the Owner Trustee at which its corporate trust business shall be administered, which initially shall be Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890,
Attention: Corporate Trust Administration, or such other office at such other address as the Owner Trustee may designate from time to time by notice to the Owner, the Seller, the Servicer, the Indenture Trustee, the Trust Depositor and the Holders of the Investor Certificates.

     Percentage Interest: With respect to any Investor Certificate, the percentage portion of all of the Investor Certificates evidenced thereby as stated on the face of such Investor Certificate.

     Prospective Owner: The meaning set forth in Section 3.11(a).



     Sale and Servicing Agreement: The Sale and Servicing Agreement, dated as of the date hereof, among the Trust, the Trust Depositor, the Seller, the Servicer, the Indenture Trustee and the Back-up Servicer.

     Secretary of State: The Secretary of State of the State of Delaware.

     Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     Trust: The trust established by this Agreement.

     Trust Depositor: Mitsui Vendor Leasing Funding Corp. II in its capacity as Trust Depositor hereunder, and its successors.

     Trust Estate: All right, title and interest of the Trust in and to the Trust Assets.

     U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State (other than a partnership that is not treated as a U.S. Person under any applicable Treasury Regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996 and treated as U.S. Persons prior to such date that elect to continue to be treated as U.S. Persons, also will be U.S. Persons.

     SECTION 1.02. Other Definitional Provisions. Capitalized terms used that are not otherwise defined herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

     SECTION 1.03. Usage of Terms. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation".


     SECTION 1.04. Section References. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

     SECTION 1.05. Accounting Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE II

                                  ORGANIZATION

     SECTION 2.01. Name. The Trust created hereby shall be known as "Mitsui Vendor Leasing Asset Trust 1998-1," in which name the Owner Trustee may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.02. Office. The office of the Trust shall be in care of the Owner Trustee at the Owner Trustee Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Trust Depositor, the Indenture Trustee, the Administrator and the Holders of the Investor Certificates.

     SECTION 2.03. Purposes and Powers.


          (a) The sole purpose of the Trust is to manage the Trust Estate and collect and disburse the periodic income therefrom for use in accordance with this Agreement and the other Basic Documents, and in furtherance of such purpose the Trust has the power and authority and is hereby authorized to engage in the following ministerial activities:

          (i) to execute, deliver and issue the Notes pursuant to the Indenture and to sell the Notes;


          (ii) with the proceeds of the sale of the Notes, to purchase the Contracts and other Trust Assets, and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Trust Depositor pursuant to the Sale and Servicing Agreement;

          (iii) to execute, deliver and issue the Investor Certificates pursuant to this Agreement;

          (iv) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute pursuant to the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (v) to enter into, execute, deliver and perform its obligations under the Basic Documents to which it is to be a party;

          (vi) to engage in those activities, including, entering into, executing, delivering and performing its obligations under agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions in accordance with the Sale and Servicing Agreement and other Basic Documents.

          The Trust shall not engage in any activities other than in connection with the foregoing. Nothing contained herein shall be deemed to authorize the Owner Trustee to engage in any business operations or any activities other than those set forth in this Section 2.03. Specifically, the Owner Trustee shall have no authority to engage in any business operations, or acquire any assets other than those specifically included in the Trust Estate under Section 1.01, or otherwise vary the assets held by the Trust. Similarly, the Owner Trustee shall have no discretionary duties other than performing those ministerial acts set forth above (which it is hereby authorized to perform) necessary to accomplish the purpose of this Trust as set forth in this Section 2.03.

     SECTION 2.04. Appointment of Owner Trustee. The Trust Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

     SECTION 2.05. Capital Contribution of Owner Trust Estate. The Trust Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Trust Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate (prior to giving effect to the conveyances described in the Sale and Servicing Agreement). The Trust Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.06. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Estate and collecting and disbursing the periodic income therefrom, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that the Trust be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The Trust Depositor agrees not to take (or cause the Trust or the Owner Trustee to take) (and the Owner Trustee shall not otherwise take) any action inconsistent with such intended federal income tax treatment. Effective as of the date hereof, the Owner Trustee shall have all rights, powers, authority, authorization and duties set forth herein and in the Business Trust Statute for the sole purpose and to the extent necessary, convenient or incidental to accomplish the purposes of this Trust as set forth in Section 2.03.

     SECTION 2.07. Liability of Trust Depositor.


          (a) Pursuant to Section 3803(a) of the Business Trust Statute, the Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which Trust Depositor were a general partner (including any personal property replacement tax that is imposed on the Trust as a partnership); provided that the Trust Depositor shall not be liable for any losses incurred by a Noteholder in the capacity of an investor in the Notes or any losses incurred by any Holder of an Investor Certificate in the capacity of an investor in an Investor Certificate. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph.

     SECTION 2.08. Title to Trust Property. Legal title to the Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in an owner trustee or owner trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.09. Situs of Trust. The Trust will be located and administered in the State of Delaware. The Trust shall not have any employees in any state other than Delaware; provided that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. The only office of the Trust will be at the Owner Trustee Corporate Trust Office.

     SECTION 2.10. Representations And Warranties of the Trust Depositor. The Trust Depositor hereby represents and warrants to the Owner Trustee that:


          (i) The Trust Depositor is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority and legal right to acquire and own the Contracts.

          (ii) The Trust Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

          (iii) The Trust Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Trust Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Owner Trustee on behalf of the Trust as part of the Trust Estate and has duly authorized such sale and assignment and deposit with the Owner Trustee on behalf of the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Trust Depositor by all necessary corporate action.

          (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any material breach of any of the material terms and provisions of, nor constitute (with or without notice or lapse of time) a material default under, the articles of incorporation or bylaws of the Trust Depositor, or any indenture, agreement or other instrument to which the Trust Depositor is a party or by which it is bound; nor result in any branch of any of the terms and provisions of or constitute (with or without notice or lapse of time, or both) a default under any indenture, agreement, mortgage, deed of trust or other instrument to which the Trust Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Trust Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Depositor or any of its properties, except in each case to the extent it would not have a material adverse effect on the validity or enforceability of, or its performance under, the Basic Documents.

          (v) The Trust Depositor holds all necessary licenses, certificates and permits from all Government Authorities necessary for conducting its business as it is presently conducted, and is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority, bureau or agency in connection with the delivery, performance, validity or enforceability of the Basic Documents, to which it is a party, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date.

          (vi) There are no proceedings or investigations pending, or to the Trust Depositor's best knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Depositor or its properties: (A) asserting the invalidity of this Agreement or any of the other Basic Documents, (B) seeking to prevent the issuance of the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Trust Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents or (D) involving the Trust Depositor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Trust.

     SECTION 2.11. Federal Income Tax Treatment.

          (a) It is the intention of the Trust Depositor that the Trust be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The Trust Depositor agrees not to take any action inconsistent with such intended federal income tax treatment. Because for federal income tax purposes the Trust will be disregarded as a separate entity, items of income, gain, loss and deduction for any month as determined for federal income tax purposes shall be allocated entirely to the Trust Depositor as the sole beneficiary of the Trust.



                                  ARTICLE III

                            THE INVESTOR CERTIFICATES

     SECTION 3.01. Initial Ownership. Upon the formation of the Trust by the contribution by the Trust Depositor pursuant to Section 2.05 and until the issuance of the Investor Certificates, the Trust Depositor shall be the sole owner of the Trust.

     SECTION 3.02. The Investor Certificates. Each Investor Certificate shall be issued as Percentage Interests of all Investor Certificates and not with a principal amount. The Investor Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the Owner Trustee. Any Investor Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Investor Certificate or did not hold such offices at the date of authentication and delivery of such Investor Certificates.

     A transferee of an Investor Certificate shall become a Holder of the Investor Certificate, and shall be entitled to the rights and subject to the obligations of a Holder of the Investor Certificate hereunder and under subsections 4.10(a)(x) and (b)(ix) of the Sale and Servicing Agreement, upon such transferee's acceptance of an Investor Certificate duly registered in such transferee's name pursuant to Section 3.04.

     SECTION 3.03. Execution, Authentication and Delivery of Investor Certificates. On the Closing Date the Owner Trustee shall cause one or more Investor Certificates representing in aggregate 100% of the Percentage Interests of the Investor Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Trust Depositor, signed by an authorized signatory, without further corporate action by the Trust Depositor. No Investor Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Investor Certificate a certificate of authentication substantially in the form as set forth in Exhibit B, executed by the Owner Trustee, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Investor Certificate shall have been duly authenticated and delivered hereunder. All Investor Certificates shall be dated the date of their authentication.

     SECTION 3.04. Registration of Transfer and Exchange of Investor

Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Investor Certificates and of transfers and exchanges of Investor Certificates as herein provided. The Owner Trustee shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Investor Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Investor Certificates in like Percentage Interest dated the date of authentication by the Owner Trustee or any authenticating agent. At the option a Holder of an Investor Certificate, Investor Certificates may be exchanged for other Investor Certificates of like aggregate Percentage Interests upon surrender of the Investor Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

     Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee, the Indenture Trustee (so long as the Indenture Trustee's office is designated by the Owner Trustee as its corporate trust office for certain purposes as provided in Section 3.8) and the Certificate Registrar duly executed by the Holder of an Investor Certificate or his attorney duly authorized in writing. In addition, each Investor Certificate presented or surrendered for registration of transfer and exchange must be accompanied by an Investment Letter from the Prospective Owner. Each Investor Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make and the Certificate Registrar shall not register transfer or exchanges of Investor Certificates for a period of 5 Business Days preceding any Payment Date.

     SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Investor Certificates. If (a) any mutilated Investor Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Investor Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Investor Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Investor Certificate, a new Investor Certificate of like tenor and denomination. In connection with the issuance of any new Investor Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Investor Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Investor Certificate shall be found at any time.

     SECTION 3.06. Persons Deemed Owners. Prior to due presentation of an Investor Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar and the IC Paying Agent may treat the Person in whose name any Investor Certificate shall be registered in the Certificate Register as the Holder and owner of such Investor Certificate for all purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or the IC Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.07. Access to List of Owners' Names and Addresses. The Owner Trustee shall furnish or cause to be furnished to the Servicer, the Indenture Trustee and the Trust Depositor, within 5 Business Days after receipt by the Owner Trustee of a request therefor from the Servicer, the Trust Depositor or the Indenture Trustee in writing, a list, in such form as the Servicer, the Trust Depositor or the Indenture Trustee may reasonably require, of the names and addresses of the Holders of the Investor Certificates as of the most recent Payment Date. If Holders of Investor Certificates together evidencing not less than 25% of the Percentage Interest of all Investor Certificates apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Holders of Investor Certificates with respect to their rights under this Agreement or under the Investor Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder of an Investor Certificate, by receiving and holding an Investor Certificate, shall be deemed to have agreed not to hold any of the Trust Depositor, the Servicer, the Certificate Registrar, the Indenture Trustee, the Owner Trustee or any other Person accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.08. Maintenance of Office or Agency. The Owner Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Investor Certificates and the Basic Documents may be served. The Owner Trustee initially designates the Indenture Trustee's office in New York as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Holders of the Investor Certificates of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.09. Appointment of the IC Paying Agent. The Owner Trustee hereby appoints the Indenture Trustee as the IC Paying Agent under this Agreement. The IC Paying Agent shall make distributions to the Holders of the Investor Certificates pursuant to subsections 4.10(a)(x) and (b)(ix) of the Sale and Servicing Agreement and shall report the amounts of such distributions to the Owner Trustee. Distributions required to be made to Holders of Investor Certificates pursuant to Section 4.10(a)(x) of the Sale and Servicing Agreement on any Payment Date shall be made by the IC Paying Agent to each Holder of record at the close of business on the last day of the calendar month preceding such Payment Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided to the IC Paying Agent appropriate written instructions at least five Business Days prior to such Payment Date and such Holder's Investor Certificates in the aggregate evidence a Percentage Interest of not less than 25%, or, if not, by check mailed to such Holder at the address of such holder appearing in the Certificate Register. The Certificate Registrar shall, upon written request, provide the IC Paying Agent the information in the Certificate Register required in order for the IC Paying Agent to perform its obligations pursuant to the preceding sentence.

     SECTION 3.10. Definitive Certificates. The Investor Certificates Instruments will be issued in definitive, fully registered form. The Investor Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

     SECTION 3.11. Restrictions on Transfer. (a) Each prospective purchaser and any subsequent transferee of an Investor Certificate (each, a "Prospective Owner"), other than the Trust Depositor or any of its affiliates, shall represent and warrant in writing (which may be effected by delivery of a signed Investment Letter from such Prospective Owner) , to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

          (i) Such Person is duly authorized to purchase the Investor Certificates and its purchase of investments having the characteristics of the Investor Certificates is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

          (ii) Such Person understands that each holder of an Investor Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of this Agreement and the Basic Documents, including the many significant limitations on the rights of the holders of Investor Certificates under this Agreement and the Basic Documents (including in Section 11.01(c) hereof).

          (iii) Such Person is a U.S. Person that is not an organization exempt from tax under Section 501 of the Code including the many significant limitations on the rights of holders of Investor Certificates under this Agreement.

          (iv) In the case of a proposed transfer of an Investor Certificate, such Person understands that the Investor Certificates will bear legends to the following effect:

          THIS INVESTOR CERTIFICATE MAY ONLY BE PURCHASED BY A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS NOT AN ORGANIZATION EXEMPT FROM TAX UNDER SECTION 501 OF THE CODE IN COMPLIANCE WITH THE REQUIREMENTS OF THE TRUST AGREEMENT.

          (b) Each Prospective Owner (other than the Trust Depositor or any of its affiliates) of an Investor Certificate shall represent and warrant in writing (which may be effected by delivery of a signed Investment Letter from such Prospective Owner) to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

          (i) Such Person is (A) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the seller of the such Investor Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Investor Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, or (B) an institutional investor that is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act).

          (ii) It understands that such Investor Certificates have not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Investor Certificates, such Investor Certificates may be offered, resold, pledged or otherwise transferred only (A) for so long as such Investor Certificates are eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act that is purchasing such Investor Certificates for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (B) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring such Investor Certificates for its own account or for the account of such an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act), for investment purposes (other than in the case where the owner of such Investor Certificate is a broker-dealer) and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case in compliance with the requirements of this Agreement. It also (x) understands that an employee benefit plan subject to ERISA or Section 4975 of the Code, and entities using the assets of any such employee benefit plan, are prohibited from acquiring the Investor Certificates (except to the extent that an exemption from such prohibition is available, as described herein), (y) is not a person which is an employee benefit plan, trust or account subject to Title I of ERISA or Section 4975 of the Code or a governmental plan, defined in Section 3(32) of ERISA subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (any such person being a "Plan") and (z) is not an entity, including an insurance company separate account or general account, whose underlying assets include Plan assets by reason of a Plan's investment in the entity.

          (iii) Such person understands that the Certificate bears legends (in addition to the legend identified in Section 3.11(a)(iv)) to the following effect:

          THIS INVESTOR CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS INVESTOR CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A, (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR (III) AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT IS ACQUIRING THE INVESTOR CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES (OTHER THAN IN THE CASE WHERE THE OWNER OF THE INVESTOR CERTIFICATE IS A BROKER DEALER) AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT. NO PERSON IS OBLIGATED TO REGISTER THIS INVESTOR CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

          NO TRANSFER OF THIS INVESTOR CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED AN INVESTMENT LETTER FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND (II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

          THIS INVESTOR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A "NON-U.S. PERSON". THE TERM "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT ONE OF THE FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION OR PARTNERSHIP INCLUDING AN ENTITY TREATED AS A CORPORATION OR PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, ANY STATE THEREOF OR THE DISTRICT OF COLUMBIA (UNLESS, IN THE CASE OF A PARTNERSHIP, TREASURY REGULATIONS ARE ADOPTED THAT PROVIDE OTHERWISE), AN ESTATE THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME OR A TRUST IF (I) A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST OR (II) THE TRUST IS ELIGIBLE AND DOES ELECT TO BE TREATED AS A U.S. PERSON.

          (c) By its acceptance of an Investor Certificate, each Prospective Owner agrees and acknowledges that no legal or beneficial interest in all or any portion of an Investor Certificate may be transferred directly or indirectly to an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations.

          (d) The Owner Trustee shall not execute, and shall not countersign and deliver, an Investor Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee an Investment Letter, signed by the transferee, which Investment Letter shall contain, among other things, an agreement by the transferee that it will not transfer such Investor Certificate without providing to the Owner Trustee an Investment Letter from the prospective transferee.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.01. Prior Notice to Trust Depositor with Respect to Certain Matters. Subject to the provisions and limitation of Section 4.04, with respect to the following matters, the Owner Trustee shall not take any of the following actions unless consented to in writing by Holders of the Investor Certificates representing 100% Percentage Interests in the Investor Certificates:


          (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Contracts) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Contracts);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;


          (d) the removal of the Administrator or the appointment of a successor Administrator pursuant to Section 8(b) of the Administration Agreement;

          (e) the approval of the merger or consolidation of the Trust with or into any other business trust or entity;

          (f) the sale of the Trust Estate after termination of the Indenture;
or

          (g) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent, IC Paying Agent, Certificate Registrar or Indenture Trustee, or the consent to the assignment by the Note Registrar, Paying Agent, IC Paying Agent, Certificate Registrar or Indenture Trustee of its obligations under the Basic Documents.

     SECTION 4.02. [Reserved]

     SECTION 4.03. Action by the Trust Depositor with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in a bankruptcy relating to the Trust without the prior written approval of Holders of the Investor Certificates representing 100% Percentage Interests in the Investor Certificates and the delivery to the Owner Trustee by such Holders of the Investor Certificates of a certificate certifying that they reasonably believe that the Trust is insolvent.

     SECTION 4.04. Restrictions on the Trust Depositor's and the Administrator's

Power. Neither the Administrator nor the Trust Depositor shall direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents, as the case may be, or would be contrary to the purpose of this Trust as set forth in Section 2.03. The Owner Trustee shall not be obligated to follow any such direction, if given.


                                   ARTICLE V

                                 CERTAIN DUTIES

     SECTION 5.01. [Reserved]

     SECTION 5.02. [Reserved]

     SECTION 5.03. [Reserved]

     SECTION 5.04. [Reserved]

     SECTION 5.05. The Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to the Trust Depositor, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable the Trust Depositor to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the federal income tax treatment for the Trust as set forth in Section 2.11, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Contracts. If applicable, the Owner Trustee shall not make the election provided under Section 754 or Section 761 of the Code.

     SECTION 5.06. Signature on Returns; Tax Matters Partner.

          (a) The Trust Depositor shall sign on behalf of the Trust the tax returns of the Trust.

          (b) If Subchapter K of the Code should be applicable to the Trust, the Trust Depositor shall be designated the "Tax Matters Partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.


                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.01. General Authority. The Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust (in each case in such form as is furnished to the Owner Trustee from time to time by or on behalf of the Trust Depositor) the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take any and all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized to take such action on behalf of the Trust as the Administrator recommends in writing from time to time with respect to the Basic Documents.

     SECTION 6.02. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged through the Administrator) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust, subject to the Basic Documents in accordance with the provisions of this Agreement. Without limiting the foregoing, the Owner Trustee shall on behalf of the Trust file and prove any claim or claims that may exist against Mitsui Vendor Leasing (U.S.A.) Inc. in connection with any claims paying procedure as part of an insolvency or receivership proceeding involving Mitsui Vendor Leasing U.S.A. (Inc.). Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     SECTION 6.03. Action upon Instruction.

          (a) Subject to Article IV hereof, in accordance with the terms of the Basic Documents, the Holders of the Investor Certificates representing 100%

Percentage Interests in the Investor Certificates may, with the consent of the Indenture Trustee (if any Notes are Outstanding), by written instruction direct the Owner Trustee in the management of the Trust consistent with the Basic Documents.


          (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

          (c) Whenever (x) the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, or (y) in the event that the Owner Trustee is unsure as to the applicability or performance of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Holders of the Investor Certificates (with a copy to the Indenture Trustee) requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Holders of the Investor Certificates representing 100% Percentage Interests in the Investor Certificates received by the Owner Trustee, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Basic Documents, as it shall deem to be in the best interests of the Noteholders and the Holders of the Investor Certificates, and shall have no liability to any Person for such action or inaction.

          (d) [Reserved]

          (e) Notwithstanding anything contained herein or in any other Basic Document to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will:


          (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee;

          (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware being payable by the Owner Trustee; or

          (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated in this Agreement. In the event that the Owner Trustee has determined that any action set forth in clauses (i)-(iii) will result in the consequences stated therein, the Administrator and the Owner Trustee shall appoint one or more Persons to act as co-trustee pursuant to Section 10.05.

     SECTION 6.04. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or under any other Basic Document or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. Wilmington Trust Company, in its individual capacity, nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, Wilmington Trust Company, in its individual capacity, that are not related to the ownership or the administration of the Trust Estate.

     SECTION 6.05. No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     SECTION 6.06. Restrictions. The Owner Trustee shall not take any action (i) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or
(ii) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes. None of the Administrator, the Trust Depositor or any Holder of an Investor Certificate shall direct the Owner Trustee to take actions that would violate the provisions of this Section.


                                  ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

     SECTION 7.01. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received in accordance with this Agreement and the other Basic Documents by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee which did not result from gross negligence on the part of such Responsible Officer;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the instructions of the Administrator, the Trust Depositor or the Holders of the Investor Certificates as provided herein;


          (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes or payments made in respect of the Investor Certificates pursuant to Section 4.10(a)(x) of the Sale and Servicing Agreement;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Trust Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Holder of an Investor Certificate, other than as expressly provided for herein or expressly agreed to in the Basic Documents;


          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Trust Depositor, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or the Trust Depositor under the Sale and Servicing Agreement and/or the Transfer and Sale Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of the Trust Depositor, unless the Trust Depositor has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be liable to any Person for other than its negligence or willful misconduct in the performance of any such act.

     SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish to the Trust Depositor, the Indenture Trustee and the Holder of the Holders of Investor Certificates, promptly upon receipt of a written request therefor from such Person, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 7.03. Representations and Warranties. The Owner Trustee hereby represents and warrants to the Trust Depositor that:

          (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.


          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Basic Documents.

     SECTION 7.04. Reliance; Advice of Counsel.



          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into by any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys as shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

     SECTION 7.05. Not Acting In Individual Capacity. Except as otherwise expressly provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

     SECTION 7.06. Owner Trustee Not Liable for Notes, Investor Certificates or the Contracts. The recitals contained herein shall be taken as the statements of the Trust Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, or any other Basic Document or the Notes, the Investor Certificates or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or the ability of the Trust

Estate to generate the payments to be distributed to the Noteholders or the Holders of the Investor Certificates under the Indenture or the Sale and Servicing Agreement (as applicable), including the existence, condition and ownership of any Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Trust Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation; or any action of the Trust Depositor, the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 7.07. Owner Trustee May Own Notes. Wilmington Trust Company in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Trust Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

     SECTION 8.01. Owner Trustee's Fees and Expenses. The Owner Trustee shall receive from the Servicer (from amounts the Servicer receives as Servicing Fees) as compensation for its services hereunder such fees as have been separately agreed upon in writing between the Owner Trustee and the Servicer. Additionally, the Owner Trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION 8.02. Indemnification. The Servicer shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided that the Servicer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the proviso contained in the third sentence of Section
7.01. Notwithstanding anything to the contrary, the Servicer shall not reimburse or pay any expense or indemnify against any loss, liability or expense incurred as a result of any Indemnified Party 's willful misconduct, negligence or bad faith. The parties hereto agree and acknowledge that, notwithstanding anything to the contrary, all payments required to be made pursuant to this Section 8.02 shall not be made from the Trust Assets. The indemnities contained in this Section shall survive the resignation, removal or termination of the Owner Trustee and shall survive the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Trust Depositor, which approval shall not be unreasonably withheld.


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     SECTION 9.01. Termination of Trust Agreement.

          (a) The Trust shall be dissolved and this Agreement (other than Article Eight) shall terminate and be of no further force or effect upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of this Agreement and the other Basic Documents. The bankruptcy, liquidation, dissolution, death or incapacity of the Trust Depositor as described in Section 9.02, shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle the Trust Depositor's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 9.01(a), neither the Trust Depositor nor any Holder shall be entitled to revoke or terminate the Trust or this Agreement.

          (c) Notice of any dissolution of the Trust and termination of this Agreement shall be given by the Owner Trustee by letter to the Trust Depositor and the Indenture Trustee mailed within five Business Days of receipt of written notice of such dissolution and termination from the Servicer given pursuant to
Section 5.1(b) of the Sale and Servicing Agreement, stating the date of such dissolution and termination.


          (d) [Reserved]

          (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

     SECTION 9.02. [Reserved]


                                   ARTICLE X

                          SUCCESSOR OWNER TRUSTEES AND
                            ADDITIONAL OWNER TRUSTEES

     SECTION 10.01. Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; and (a) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) an implied senior long-term public debt rating (without direct third party credit enhancements) of at least Baa3 by Moody's; or (b) which the Rating Agencies have otherwise indicated in writing is an entity acceptable to act as Owner Trustee hereunder. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     SECTION 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee. Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to
Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

     SECTION 10.03. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator, and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations. No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01. Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to the Trust Depositor, the Indenture Trustee, the Noteholders, the Holders of the Investor Certificates and each Rating Agency. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.04. Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall be eligible pursuant to Section 10.01; provided further that the Owner Trustee shall mail notice of such merger, consolidation or succession to each Rating Agency.

     SECTION 10.05. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any financed Equipment may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power, authority and authorization, and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power, authority and authorization to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.


          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Administrator;


          (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (c) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Supplements and Amendments.


          (a) The Agreement may be amended by the Trust Depositor and the Owner Trustee, without the consent of any of the Noteholders (or the Indenture Trustee on behalf of any Noteholder) or any Holder of an Investor Certificate, to cure any ambiguity, to correct or supplement any provisions in this Agreement or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

          (b) This Agreement may also be amended from time to time by the Trust Depositor, and the Owner Trustee, with the consent of the Required Holders, but without the consent of any Holder of an Investor Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Holders of the Investor Certificates; provided that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, (i) collections of payments on Contracts or distributions that shall be required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the outstanding principal amount of the Notes required to consent to any such amendment, without the consent of the Holders of all Outstanding Notes.

          (c) By way of clarification, it is the express intent of the parties hereto (and by its acceptance of an Investor Certificate, each Holder of an Investor Certificate agrees) that the Holder of the Investor Certificate does not have any rights to consent or otherwise with respect to any amendment hereto notwithstanding any effect such amendment might have on the rights of the Holder of the Investor Certificate under this Agreement and the Basic Documents.

          (d) Prior to the execution of any such amendment or consent, the Trust Depositor shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Indenture Trustee, the Administrator and each Rating Agency.

          (e) It shall not be necessary for the consent of the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (f) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          (g) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Basic Documents, and that all conditions precedent to the execution and delivery of such amendment as set forth in Basic Documents have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.02. No Legal Title to Trust Estate In the Trust Depositor. The Trust Depositor shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title or interest of the Trust Depositor of any beneficial interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 11.03. Limitations on Rights of Others. Except for Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Trust Depositor, the Administrator and, to the extent expressly provided herein, the Indenture Trustee, the Noteholders and the Holders of the Investor Certificates, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.


     SECTION 11.04. Notices. All notices, demands, certificates, requests and communications hereunder ("Notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient at the address specified in the Sale and Servicing

Agreement for such recipient.

          Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     SECTION 11.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.


     SECTION 11.06. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 11.07. Successors And Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Trust Depositor and the Owner Trustee, and their respective successors and permitted assigns, all as herein provided.

     SECTION 11.08. [Reserved]

     SECTION 11.09. No Petition.


          (a) The Trust Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

          (b) The Owner Trustee, by entering into this Agreement, and the Indenture Trustee and each Noteholder and each Holder of an Investor Certificate, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Trust Depositor or the Trust, or join in any institution against the Trust Depositor, or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.


     SECTION 11.10. [Reserved]

     SECTION 11.11. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.12. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.13. [Reserved]

     SECTION 11.14. [Reserved]


                [remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   MITSUI VENDOR LEASING FUNDING CORP II.,

                                   as Trust Depositor



                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                   MITSUI VENDOR LEASING (U.S.A.) INC.,
                                   as Servicer


                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                   WILMINGTON TRUST COMPANY,

                                   not in its individual capacity but solely as Owner Trustee


                                   By: _________________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                   EXHIBIT A

                      CERTIFICATE OF TRUST OF MITSUI VENDOR
                           LEASING ASSET TRUST 1998-1

          This Certificate of Trust of Mitsui Vendor Leasing Asset Trust 1998-1 (the "TRUST"), dated October __, 1998, is being duly executed and filed by the undersigned trustee to form a business trust under the Delaware Business Trust Act (12 DEL. CODE, Section 3801 ET SEQ.).


                         1. Name. The name of the business trust formed hereby
                    is Mitsui Vendor Leasing Asset Trust 1998-1.

                         2. Delaware Trustee. The name and business address of
                    the trustee of the Trust which has its principal place of business in the State of Delaware is: Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.


          IN WITNESS WHEREOF, the undersigned, being the sole Owner Trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                        Wilmington Trust Company,
                                        not in its individual capacity
                                        but solely as trustee


                                        By: ____________________________________
                                            Printed Name: ______________________
                                            Title:

                                    EXHIBIT B

                         [FORM OF INVESTOR CERTIFICATE]

THIS INVESTOR CERTIFICATE MAY ONLY BE PURCHASED BY A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS NOT AN ORGANIZATION EXEMPT FROM TAX UNDER SECTION 501 OF THE CODE IN COMPLIANCE WITH THE REQUIREMENTS OF THE TRUST AGREEMENT.

THIS INVESTOR CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS INVESTOR CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A, (II) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF SUCH A PERSON WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS OR (III) AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) or
(7) OF REGULATION D UNDER THE SECURITIES ACT) THAT IS ACQUIRING THE INVESTOR CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES (OTHER THAN IN THE CASE WHERE THE OWNER OF THE INVESTOR CERTIFICATE IS A BROKER DEALER) AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT. NO PERSON IS OBLIGATED TO REGISTER THIS INVESTOR CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS INVESTOR CERTIFICATE OR ANY BENEFICIAL INTEREST HEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED AN INVESTMENT LETTER FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (I) IS NOT A PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (ANY SUCH PERSON BEING A "PLAN") AND
(II) IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

THIS INVESTOR CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A "NON-U.S. PERSON". THE TERM "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT ONE OF THE FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION OR PARTNERSHIP INCLUDING AN ENTITY TREATED AS A CORPORATION OR PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES, ANY STATE THEREOF OR THE DISTRICT OF COLUMBIA (UNLESS, IN THE CASE OF A PARTNERSHIP, TREASURY REGULATIONS ARE ADOPTED THAT PROVIDE OTHERWISE), AN ESTATE THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME OR A TRUST IF (I) A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST OR (II) THE TRUST IS ELIGIBLE AND DOES ELECT TO BE TREATED AS A U.S. PERSON.




                    MITSUI VENDOR LEASING ASSET TRUST 1998-1

                              INVESTOR CERTIFICATE

                           Percentage Interest: [100%]

No. [001]

          THIS CERTIFIES THAT [Mitsui Vendor Leasing Funding Corp. II.], a Delaware corporation (the "Owner") is the registered owner of a 100% Percentage Interest of the Investor Certificates in Mitsui Vendor Leasing Asset Trust 1998-1 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Amended and Restated Trust Agreement, dated as of October 1, 1998 (the "Trust Agreement"), among Mitsui Vendor Leasing Funding Corp. II, as Trust Depositor, Mitsui Vendor Leasing (U.S.A.) Inc., as Servicer, and Wilmington Trust Company, as Owner Trustee. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Investor Certificate by one of its duly authorized signatories as set forth below. This Investor Certificate is one of the Investor Certificates referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Investor Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement and Section 4.10(a)(x) of the Sale and Servicing Agreement for the rights of the holder of this Investor Certificate, as well as for the terms and conditions of the Trust created by the Trust Agreement.

          IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Investor Certificate to be duly executed.

                                   Mitsui Vendor Leasing Asset Trust 1998-1

                                   By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement


                                   By: _________________________________________
                                                  Authorized Signature

DATED:_____________

                          CERTIFICATE OF AUTHENTICATION

          This  is  one  of  the  Investor   Certificates  referred  to  in  the
within-mentioned Trust Agreement.

                                   Wilmington Trust Company
                                     As Authenticating Agent


                                   By: _________________________________________
                                                  Authorized Signature

THIS INVESTOR CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

________________________________________________________________________________
________________________________________________________________________________
                         (name and address of assignee)

the within Instrument and all rights thereunder, hereby irrevocably constitutes and appoints ___________________________________, attorney, to transfer said
Instrument on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ____________________*/

Signature Guaranteed:

_______________________________*/

          */NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Instrument in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT C

                            FORM OF INVESTMENT LETTER

                                                       [Date]

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890 00001
Attention:  Corporate Trust Administration

         Re:      Mitsui Vendor Leasing Asset Trust 1998-1 (the "Issuer")

Ladies and Gentlemen:

          Reference is hereby made to the Amended and Restated Trust Agreement (the "Trust Agreement") among ______________________________, as Trust
Depositor, Mitsui Vendor Leasing U.S.A. Inc., as Servicer, and Wilmington Trust Company, as Owner Trustee, dated as of October 1, 1998. This letter is delivered to you in connection with the transfer of an Investor Certificate by


                                                 (the "Transferor") to


          _____________________ (the "Transferee") and in accordance with
Section 3.11 of the Trust Agreement. Capitalized terms used but not defined herein have the meanings set forth in the Trust Agreement.

     The undersigned, on behalf of and as an officer of the Transferee, HEREBY CERTIFIES as follows:

     1. The undersigned is a duly authorized officer of the Transferee, and the Transferee is an entity that is duly organized and existing under the laws of the jurisdiction of formation.

     2. The Transferee hereby acknowledges that no transfer of an Investor Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Transferee understands that the Investor Certificate has not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred (except as otherwise provided in the first paragraph of Section 3.14 of the Trust Agreement) only to a person whom the seller thereof reasonably believes is (A) a qualified institutional buyer (as defined in Rule 144A under the Securities Act), (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States or (C) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring the Investor Certificate for its own account, or for the account of such an institutional "accredited investor," for investment purposes (other than in the case where the Transferee is a broker-dealer) and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. The Transferee understands that the Investor Certificate bears a legend to the foregoing effect.

     4. The Transferee is acquiring the Investor Certificate for its own account [for investment]* and not with a view to offer, sell or distribute the Investor Certificate in any manner that would violate Section 5 of the Securities Act or any applicable state securities laws.

     5. The Transferee is either (i) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act, and is aware that the Transferor of the Investor Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring the Investor Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (ii) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring the Investor Certificate for its own account, or for the account of such an institutional "accredited investor," for investment purposes (other than in the case where the Owner is a broker dealer) and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

     6. The Transferee will not authorize nor has it authorized any person to make any public offering or general solicitation by means of general advertising or to take any other action that would constitute a sale or distribution of the Investor Certificate under the Securities Act, in violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto.

     7. If the Transferee sells or otherwise transfers the registered ownership of the Investor Certificate, the Transferee will comply with the restrictions and requirements with respect to the transfer of the ownership of the Investor Certificate under the applicable provisions of the Trust Agreement, and the Transferee will obtain from any subsequent purchaser or transferee substantially the same certifications, representations, warranties and covenants as required under the Trust Agreement in connection with such subsequent sale or transfer thereof, including a certificate substantially in the form hereof.

______________
*Not required if the transferee is a broker/dealer.


     8. The Transferee is not a Non-U.S. Person and will not sell or otherwise transfer the Investor Certificate to a Non-U.S. Person.

     9. The Transferee is not an "employee benefit plan" within the meaning of
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing the Investor Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan.

     10. The Transferee hereby indemnifies each of the Issuer, the Indenture Trustee and the Owner Trustee against any liability that may result if the Transferee's transfer of the Investor Certificate (or portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Issuer, the Owner Trustee and the Indenture Trustee shall survive the termination of the related Trust Agreement.

     11. Transferee hereby acknowledges that it has received and reviewed the representations and warranties contained in Section 3.11 of the Trust Agreement, and hereby represents and warrants that said representations and warranties are true and correct as of the date hereof.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its duly authorized signatory as of the date first set forth above.

                                          [NAME OF TRANSFEREE]

                                          By:

                                               Name:
                                               Title: